UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2018
SILGAN HOLDINGS INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-22117	06-1269834
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4 Landmark Square, Stamford, Connecticut	06901
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(203) 975-7110

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

  ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5—Corporate Governance and Management

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 11, 2018, the Registrant held its annual meeting of stockholders.  At such annual meeting, stockholders of the Registrant voted on the matters set forth below, and the final voting results for such matters are set forth below.

1.
Each of the three nominees for election to the Board of Directors of the Registrant was elected, to serve until the Registrant's annual meeting of stockholders in 2021 and until his successor is duly elected and qualified, based upon the following votes:

Nominee	For	Withhold Authority	Broker Non-Votes
Anthony J. Allott	84,239,400	19,019,471	2,371,669
William T. Donovan	102,772,460	486,411	2,371,669
Joseph M. Jordan	95,854,486	7,404,385	2,371,669

2.
The proposal to authorize and approve the amendment to the Amended and Restated Certificate of Incorporation of the Registrant, as amended, to permit an increase in the size of the Board of Directors of the Registrant for a period of time was approved based upon the following votes:

For	103,191,594
Against	33,208
Abstain	34,069
Broker Non-Votes	2,371,669

3.
The proposal to authorize and approve the amendment to the Amended and Restated Certificate of Incorporation of the Registrant, as amended, to increase the number of authorized shares of Common Stock of the Registrant from 200,000,000 to 400,000,000 and to make an immaterial administrative change was approved based upon the following votes:

For	82,054,323
Against	23,477,872
Abstain	98,345

4.
The proposal to ratify the appointment of Ernst & Young LLP as the Registrant's independent registered public accounting firm for the fiscal year ending December 31, 2018 was approved based upon the following votes:

For	104,143,673
Against	1,435,044
Abstain	51,823

5.	The non-binding advisory vote to approve the compensation of the Named Executive Officers of the Registrant received the following votes:
For	100,664,217
Against	2,555,186
Abstain	39,468
Broker Non-Votes	2,371,669

Section 9—Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
3.1

Amendment to the Amended and Restated Certificate of Incorporation of Silgan Holdings Inc. to permit an increase in the size of the Board of Directors for a period of time, to increase the number of authorized shares of Common Stock and to make an immaterial administrative change.

     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILGAN HOLDINGS INC.

By:   /s/ Frank W. Hogan, III
Frank W. Hogan, III
Senior Vice President, General Counsel
 and Secretary
Date:  June 15, 2018

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